UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

Quality Distribution, Inc.

(Exact name of Registrant as specified in its charter)

Florida	000-24180	59-3239073
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4041 Park Oaks Blvd., Suite 200

Tampa, Florida 33610

(Address of principal executive offices) (Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 22, 2010, Quality Distribution, Inc. (“Quality Distribution”) entered into an amendment (the “Amendment”) to the credit agreement regarding its asset-based loan revolving facility dated as of December 24, 2007 (the “Credit Agreement”) to permit the issuance of the Notes (as defined below) described in Item 7.01 below in an amount up to $275,000,000. The Credit Agreement was filed as Exhibit 10.3 to Quality Distribution’s Current Report on Form 8-K filed on December 24, 2007.

Item 2.02	Results of Operations and Financial Condition

On October 26, 2010, Quality Distribution announced preliminary results for the third quarter ended September 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

Quality Distribution is furnishing the information in Exhibit 99.1 to this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Issuers’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

On October 26, 2010, Quality Distribution announced that its wholly-owned subsidiaries Quality Distribution, LLC (“Quality Distribution”) and QD Capital Corporation (“QD Capital” and, together with Quality Distribution, the “Issuers”) intend to offer through a private placement up to $225,000,000 aggregate principal amount of second-priority senior secured notes due 2018 (the “Notes”), subject to market and other conditions. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Amendment to Credit Agreement, dated as of October 22, 2010
99.1	Text of press release, dated October 26, 2010.
99.2	Text of press release, dated October 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 26th day of October, 2010.

QUALITY DISTRIBUTION, INC.

By:	/s/ Gary R. Enzor
Gary R. Enzor
Chief Executive Officer

Date: October 26, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of October 22, 2010
99.1	Text of Press Release, dated October 26, 2010
99.2	Text of Press Release, dated October 26, 2010